                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

Date of report (Date of earliest event reported)  October 21, 2004 (October 20, 2004)
                                                ---------------------------------------

                            ENERGY WEST, INCORPORATED
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             (Exact Name of Registrant as Specified in Its Charter)

         MONTANA                        0-14183                    81-0141785
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(State or Other Jurisdiction           (Commission                 (IRS Employer
      of Incorporation)                File Number)              Identification No.)

1 First Avenue South, Great Falls, Montana                              59401
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(Address of Principal Executive Offices)                              (Zip Code)

                                  406-791-7500
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              (Registrant's Telephone Number, Including Area Code)

                                 Not applicable
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          (Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (See General Instruction A.2. below):

| | Written communications pursuant to Rule 425 under the Securities Act
   (17 CFR 230.425)
| | Soliciting material pursuant to Rule 14a-12 under the Exchange Act
    (17 CFR 240.14a-12)
| | Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
| | Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act
    (17 CFR 240.13e-4(c))

Item 1.01.  Entry into a Material Definitive Agreement

     On October 20, 2004, Energy West, Incorporated (the "Company") executed a letter agreement effective as of September 28, 2004 amending its existing credit facility (the "Credit Agreement") with certain lenders and LaSalle Bank National
Association, as agent for such lenders. The letter agreement provides for the extension of the deadline to deliver audited financial statements for fiscal
2004 from September 28, 2004 to October 29, 2004.

Item 9.01.  Financial Statements and Exhibits

         (c) EXHIBITS. The following exhibits are filed herewith:

               10.1 Letter Agreement to Amended and Restated Credit Agreement
                    entered into on October 20, 2004, by and among the Company, its subsidiaries and LaSalle Bank National Association.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

         Date:  October 21, 2004

                                         ENERGY WEST, INCORPORATED

                                         By:   /s/ John C. Allen
                                             -----------------------------------
                                             Name: John C. Allen
                                             Title: Senior Vice President and
                                                    General Counsel

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